SPECIAL WARRANT INDENTURE





                          Providing for the Issuance of
                            Special Warrants Between


                            HEALTHCARE CAPITAL CORP.

                                     - and -

                              The R-M Trust Company

                                Table of Contents

                                    ARTICLE 1
                                 INTERPRETATION

1.1      Definitions..............................................................................................2
1.2      Gender and Number........................................................................................5
1.3      Interpretation not Affected by Headings, etc.............................................................5
1.4      Day not a Business Day...................................................................................5
1.5      Time of the Essence......................................................................................5
1.6      Applicable Law...........................................................................................5

                                    ARTICLE 2
                           ISSUE OF SPECIAL WARRANTS

2.1      Issue of Special Warrants................................................................................5
2.2      Form and Terms of Special Warrants.......................................................................6
2.3      Warrantholder not a Shareholder..........................................................................6
2.4      Special Warrants to Rank Pari Passu......................................................................6
2.5      Signing of Warrant Certificates..........................................................................7
2.6      Certification by the Trustee.............................................................................7
2.7      Issue in Substitution for Warrant Certificates Lost, etc.................................................7
2.8      Exchange of Warrant Certificates.........................................................................8
2.9      Charges for Exchange.....................................................................................8
2.10     Transfer and Ownership of Special Warrants...............................................................8

                                    ARTICLE 3
                          EXERCISE OF SPECIAL WARRANTS

3.1      Method of Exercise of Special Warrants...................................................................9
3.2      Effect of Exercise of Special Warrants..................................................................10
3.3      Partial Exercise of Special Warrants; Fractions.........................................................11
3.4      United States Holders...................................................................................12
3.5      Expiration of Special Warrants..........................................................................13
3.6      Cancellation of Surrendered Special Warrants............................................................13
3.7      Accounting and Recording................................................................................13
3.8      Deemed Exercise.........................................................................................14

                                    ARTICLE 4
                      ADJUSTMENT OF NUMBER OF COMMON SHARES
                           AND SHARE PURCHASE WARRANTS

4.1      Adjustment of Number of Common Shares and Share Purchase Warrants.......................................14
4.2      Entitlement to Common Shares and Share Purchase Warrants
         on Exercise of Special Warrant..........................................................................16
4.3      No Adjustment for Stock Options.........................................................................16
4.4      Determination by Corporation's Auditors.................................................................16



                                      - i -




4.5      Proceedings Prior to any Action Requiring Adjustment....................................................17
4.6      Certificate of Adjustment...............................................................................17
4.7      Notice of Special Matters...............................................................................17
4.8      No Action after Notice..................................................................................17
4.9      Protection of Trustee...................................................................................17

                                    ARTICLE 5
                    RIGHTS OF THE CORPORATION AND COVENANTS

5.1      Optional Purchases by the Corporation...................................................................18
5.2      General Covenants.......................................................................................18
5.3      Trustee's Remuneration and Expenses.....................................................................20
5.4      Securities Qualification Requirements...................................................................20
5.5      Performance of Covenants by Trustee.....................................................................20

                                    ARTICLE 6
                                  ENFORCEMENT

6.1      Suits by Warrantholders.................................................................................21
6.2      Immunity of Shareholders, etc...........................................................................21
6.3      Limitation of Liability.................................................................................21
6.4      Waiver of Default.......................................................................................21

                                    ARTICLE 7
                           MEETINGS OF WARRANTHOLDERS

7.1      Right to Convene Meetings...............................................................................22
7.2      Notice..................................................................................................22
7.3      Chairman................................................................................................23
7.4      Quorum..................................................................................................23
7.5      Power to Adjourn........................................................................................23
7.6      Show of Hands...........................................................................................23
7.7      Poll and Voting.........................................................................................24
7.8      Regulations.............................................................................................24
7.9      Corporation and Trustee May be Represented..............................................................25
7.10     Powers Exercisable by Extraordinary Resolution..........................................................25
7.11     Meaning of Extraordinary Resolution.....................................................................26
7.12     Powers Cumulative.......................................................................................27
7.13     Minutes.................................................................................................27
7.14     Instruments in Writing..................................................................................28
7.15     Binding Effect of Resolution............................................................................28
7.16     Holdings by Corporation Disregarded.....................................................................28

                                    ARTICLE 8
                             SUPPLEMENTAL INDENTURE

8.1      Provision for Supplemental Indentures for Certain Purposes .............................................28
8.2      Successor Corporations..................................................................................29

                                    ARTICLE 9
                             CONCERNING THE TRUSTEE




                                     - ii -




9.1      Trust Indenture Legislation.............................................................................30
9.2      Rights and Duties of Trustee............................................................................30
9.3      Evidence, Experts and Advisers..........................................................................31
9.4      Documents, Monies, etc.  Held by Trustee................................................................32
9.5      Actions by Trustee to Protect Interest..................................................................32
9.6      Trustee Not Required to Give Security...................................................................32
9.7      Protection of Trustee...................................................................................32
9.8      Replacement of Trustee; Successor by Merger.............................................................33
9.9      Conflict of Interest....................................................................................34
9.10     Acceptance of Trust.....................................................................................34
9.11     Trustee Not to be Appointed Receiver....................................................................35

                                   ARTICLE 10
                                     GENERAL

10.1     Notice to the Corporation and the Trustee...............................................................35
10.2     Notice to Warrantholders................................................................................36
10.3     Ownership and Transfer of Special Warrants..............................................................36
10.4     Evidence of Ownership...................................................................................36
10.5     Counterparts............................................................................................37
10.6     Satisfaction and Discharge of Indenture.................................................................37
10.7     Provisions of Indenture and Special Warrants for the Sole Benefit of
         Parties and Warrantholders..............................................................................38
10.8     Special Warrants Owned by the Corporation or its Subsidiaries - Certificate
          to be Provided.........................................................................................38

SPECIAL WARRANT CERTIFICATE.......................................................................................1
SPECIAL WARRANT CERTIFICATE.......................................................................................1



                  THIS SPECIAL WARRANT INDENTURE made effective as of the 17th day of September, 1996.


BETWEEN:


                  HEALTHCARE CAPITAL CORP., a corporation incorporated under the laws of Alberta (hereinafter referred to as the "Corporation")



                                     - and -


                  THE R-M TRUST COMPANY, a trust company incorporated under the laws of Canada and authorized to carry on business in all Provinces of Canada (hereinafter referred to as the "Trustee")




                  WHEREAS:


A. the Corporation is proposing to issue Special Warrants in the manner herein set forth;

B. one Special Warrant shall, subject to adjustment, entitle the holder thereof to acquire one Common Share and one Share Purchase Warrant at no additional cost upon the terms and conditions herein set forth; and

C. all acts and deeds necessary have been done and performed to make the Special Warrants, when issued as provided in this Indenture, valid and binding upon the Corporation with the benefits and subject to the terms of this Indenture;


                  NOW THEREFORE, the parties hereto agree as follows:

                                    ARTICLE 1
                                 INTERPRETATION

1.1               Definitions

                  In this Indenture, including the recitals and schedules hereto and in all indentures supplemental hereto:

(a) "Adjustment Period" means the period from and including the date of issuance of the Special Warrants up to and including the Time of Expiry;

(b) "Applicable Legislation" means the provisions of the Business Corporations Act (Alberta), S. A. 1981, c. B-15, as from time to time amended, and any statute of Canada or a province thereof, and the regulations under any such named or other statute, relating to trust indentures or to the rights, duties and obligations of trustees and of corporations under trust indentures, to the extent that such provisions are at the time in force and applicable to this Indenture;

(c) "Business Day" means a day which is not Saturday or Sunday or holiday in the City of Calgary, Alberta;

(d) "Common Shares" means fully paid and non-assessable Common Shares of the Corporation as presently constituted;

(e) "Corporation's Auditors" means Shikaze Ralston or such other firm of chartered accountants as may be duly appointed as auditors of the Corporation from time to time;

(f) "Counsel" means a barrister or solicitor or a firm of barristers and solicitors retained by the Trustee or retained by the Corporation and acceptable to the Trustee;

(g) "Director" means a director of the Corporation for the time being and, unless otherwise specified herein, reference to action "by the directors" means action by the directors of the Corporation as a board or, whenever duly empowered, action by any committee of such board;

(h)      "Effective Date" means September 17, 1996;

(i) "Exercise Date" means, with respect to any Special Warrant, the date on which the Warrant Certificate representing such Special Warrant is surrendered for exercise in accordance with the provisions of Article 3 hereof;

(j)      "Expiry Date" means the earlier of:

                (i) the date which is the fifth (5th) day immediately following the date upon which a receipt for the Prospectus has been obtained from the Securities Commissions in all of the Filing Provinces; and

               (ii)        September 17, 1997;

(k) "Filing Provinces" means each of the Provinces of Alberta and British Columbia;

(l)      "Person"  means an  individual,  body  corporate,  partnership,  trust,
         trustee,   executor,   administrator,   legal   representative  or  any
         unincorporated organization;

(m) "Prospectus" means a final prospectus and any amendment thereto filed by the Corporation with the Securities Commissions, in respect of the distribution of Common Shares and Share Purchase Warrants upon the exercise of Special Warrants;

(n)      "Shareholder" means a holder of record of one or more Common Shares;

(o) "Securities Commissions" means the securities commission in the Filing Provinces;

(p) "Share Purchase Warrant" means a Common Share purchase warrant entitling the holder of each Share Purchase Warrant to subscribe for one Common Share at the subscription price of US$2.00 per Common Share until August 31, 1998;

(q) "Special Warrants" means the warrants issued and certified hereunder and for the time being outstanding entitling the holder of each Special Warrant to acquire one (1) Common Share and one (1) Share Purchase Warrant;

(r) "this Special Warrant Indenture", "this Indenture", "herein", "hereby" and similar expressions mean and refer to this Indenture and any indenture, deed or instrument supplemental hereto; and the expressions "Article", "Section", "subsection" and "paragraph" followed by a number mean and refer to the specified article, section, subsection or paragraph of this Indenture;

(s) "Subsidiary of the Corporation" or "Subsidiary" means any corporation of which more than fifty (50%) per cent of the outstanding Voting Shares are owned, directly or indirectly, by or for the Corporation, provided that the ownership of such shares confers the right to elect at least a majority of the board of directors of such corporation and includes any corporation in like relation to a Subsidiary;

(t) "Time of Expiry" means 4:30 in the afternoon, Calgary time, on the Expiry Date;

(u) "Trading Day" means, with respect to a stock exchange, a day on which such exchange is open for the transaction of business and with respect to the over-the-counter market means a day on which The Alberta Stock Exchange is open for the transaction of business;

(v) "Transfer Agent" means The R-M Trust Company or such other transfer agent for the time being of the Common Shares;

(w) "Trustee" means The R-M Trust Company or its successors from time to time in the trust hereby created;

(x) "Voting Shares" means shares of the capital stock of any class of any corporation carrying voting rights under all circumstances, provided that, for the purposes of such definition, shares which only carry the right to vote conditionally on the happening of an event shall not be considered Voting Shares, whether or not such event shall have occurred, nor shall any shares be deemed to cease to be Voting Shares solely by reason of a right to vote accruing to shares of another class or classes by reason of the happening of any such event;

(y) "Warrant Agency" means the principal office of the Trustee in the City of Calgary, Province of Alberta or such other place as may be designated in accordance with subsection 3.1(c);

(z) "Warrant Certificate" means a certificate issued on or after the Effective Date to evidence Special Warrants;

(aa) "Warrantholders" or "holders" without reference to Common Shares means the persons who, on and after the Effective Date, are registered owners of Special Warrants;

(bb) "Warrantholders' Request" means an instrument signed in one or more counterparts by Warrantholders entitled to acquire in the aggregate not less than 25% of the aggregate number of Common Shares which could be acquired upon the exercise of all Special Warrants then unexercised and outstanding, requesting the Trustee to take some action or proceeding specified therein; and

(cc) "Written order of the Corporation", "written request of the Corporation", "written consent of the Corporation" and "certificate of the Corporation" mean, respectively, a written order, request, consent and certificate signed in the name of the Corporation by its President, and may consist of one or more instruments so executed.


1.2               Gender and Number

                  Unless herein otherwise expressly provided or unless the context otherwise requires, words importing the singular include the plural and vice versa and words importing gender include all genders.

1.3               Interpretation not Affected by Headings, etc.

                  The division of this Indenture into Articles and Sections, the provision of a table of contents and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Indenture.

1.4               Day not a Business Day

                  In the event that any day on or before which any action is required to be taken hereunder is not a Business Day, then such action shall be required to be taken at or before the requisite time on the next succeeding day that is a Business Day.

1.5               Time of the Essence

                  Time shall be of the essence of this Indenture.

1.6               Applicable Law

                  This Indenture and the Warrant Certificates shall be construed in accordance with the laws of the Province of Alberta and the federal law applicable therein and shall be treated in all respects as Alberta contracts.

                                    ARTICLE 2
                            ISSUE OF SPECIAL WARRANTS

2.1               Issue of Special Warrants

(a) 5,280,000 Special Warrants, each of which entitles the holder thereof to acquire one (1) Common Share and one (1) Share Purchase Warrant, and subject to adjustment in accordance with Article 4 hereof, are hereby created and authorized to be issued.

(b) The Warrant Certificate (including all replacements issued in accordance with this Indenture) shall be substantially in the applicable form set out in Schedule "A" hereto or such other form as the Corporation shall specify, shall be dated as of the Effective Date, shall bear such distinguishing letters and numbers as the Corporation may, with the approval of the Trustee, prescribe, and shall be issuable in any denomination excluding fractions.

2.2               Form and Terms of Special Warrants

(a) Each Special Warrant authorized to be issued hereunder shall entitle the holder thereof, upon exercise, to acquire one (1) Common Share and one (1) Share Purchase Warrant, subject to adjustment in accordance with Article 4 hereof, at any time after the Effective Date until the Time of Expiry at no additional cost to the holder.

(b) No fractional Special Warrants shall be issued or otherwise provided for hereunder.

(c) The number of Common Shares and Share Purchase Warrants which may be acquired pursuant to the Special Warrants shall be adjusted in the event and in the manner specified in Article 4.

(d) In the event that a receipt for a Prospectus is not issued in each of the Filing Provinces on or before 5:00 p.m. (Calgary time) on the day which is 120 days from the date of the final issuance of Warrant Certificates issuable pursuant to this Indenture, holders of the Special Warrants shall be entitled to receive one and one-tenth times the number of Common Shares and Share Purchase Warrants upon the exercise of the Special Warrants, at no additional cost, in lieu of the Common Shares and Share Purchase Warrants which they would otherwise have been entitled to receive.

2.3               Warrantholder not a Shareholder

                  Except as provided for in subsection 5.2(i), nothing in this Indenture or in the holding of a Special Warrant or Warrant Certificate or otherwise, shall, in itself, confer or be construed as conferring upon a Warrantholder any right of interest whatsoever as a Shareholder or as any other shareholder of the Corporation, including, but not limited to, the right to vote at, to receive notice of, or to attend, meetings of shareholders or any other proceedings of the Corporation, or the right to receive dividends and other distributions.

2.4               Special Warrants to Rank Pari Passu

                  All Special Warrants shall rank pari passu, whatever may be the actual date of issue thereof.

2.5               Signing of Warrant Certificates

                  The Warrant Certificates shall be signed by any one director or officer of the Corporation. The signatures of such director or officer may be mechanically reproduced in facsimile and Warrant Certificates bearing such facsimile signatures shall be binding upon the Corporation as if they had been manually signed by such director or officer. Notwithstanding that any person whose manual or facsimile signature appears on any Warrant Certificate as a director or officer may no longer hold office at the date of such Warrant Certificate or at the date of certification or delivery thereof, any Warrant Certificate signed as aforesaid shall, subject to Section 2.6, be valid and binding upon the Corporation and the holder thereof shall be entitled to the benefits of this Indenture.

2.6               Certification by the Trustee

(a) No Warrant Certificate shall be issued or, if issued, shall be valid for any purpose or entitle the holder to the benefit hereof until it has been certified by manual signature by or on behalf of the Trustee in the form of the certificate set out in Schedule "A" hereto, and such certification by the Trustee upon any Warrant Certificate shall be conclusive evidence as against the Corporation that the Warrant Certificate so certified has been duly issued hereunder and that the holder is entitled to the benefits hereof.

(b) The certification of the Trustee on Warrant Certificates issued hereunder shall not be construed as a representation or warranty by the Trustee as to the validity of this Indenture or the Warrant Certificates (except the due certification thereof) and the Trustee shall in no respect be liable or answerable for the use made of the Warrant Certificate or any of them or of the consideration therefor except as otherwise specified herein.

2.7               Issue in Substitution for Warrant Certificates Lost, etc.

(a) In case any of the Warrant Certificates shall become mutilated or be lost, destroyed or stolen, the Corporation, subject to applicable law, shall issue and thereupon the Trustee shall certify and deliver, a new Warrant Certificate of like tenor as the one mutilated, lost, destroyed or stolen in exchange for and in place of and upon cancellation of such mutilated Warrant Certificate, or in lieu of and in substitution for such lost, destroyed or stolen Warrant Certificate, and the substituted Warrant Certificate shall be in a form approved by the Trustee and the Special Warrants evidenced thereby shall be entitled to the benefits hereof and shall rank equally in accordance with its terms with all other Special Warrants issued or to be issued hereunder.

(b) The applicant for the issue of a new Warrant Certificate pursuant to this Section 2.7 shall bear the cost of the issue thereof and in case of loss, destruction or theft shall, as a condition precedent to the issue thereof, furnish to the Corporation and to the Trustee such evidence of ownership and of the loss, destruction or theft of the Warrant Certificate so lost, destroyed or stolen as shall be satisfactory to the Corporation and to the Trustee in their sole discretion, and such applicant may also be required to furnish an indemnity or security in amount and form satisfactory to the Corporation and the Trustee in their discretion and shall pay the reasonable charges of the Corporation and the Trustee in connection therewith.

2.8               Exchange of Warrant Certificates

(a) Warrant Certificates representing any number of Special Warrants may, upon compliance with the reasonable requirements of the Trustee, be exchanged for another Warrant Certificate or Warrant Certificates representing the same aggregate number of Special Warrants as represented under the Warrant Certificate or Warrant Certificates so exchanged.

(b) Warrant Certificates may be exchanged only at the Warrant Agency or at any other place that is designated by the Corporation with the approval of the Trustee. Any Warrant Certificate tendered for exchange shall be cancelled and surrendered by the Warrant Agency to the Trustee.

2.9               Charges for Exchange

                  Except as otherwise herein provided, the Warrant Agency may charge to the holder requesting an exchange a reasonable sum for each new Warrant Certificate issued in exchange for Warrant Certificate(s), and payment of such charges and reimbursement of the

Trustee or the Corporation for any and all stamp taxes or governmental or other charges required to be paid shall be made by such holder as a condition precedent to such exchange.

2.10              Transfer and Ownership of Special Warrants

                  The Special Warrants may only be transferred on the register kept at the Warrant Agency by the holder or its legal representatives or its attorney duly appointed by an instrument in writing in form and execution satisfactory to the Trustee only upon surrendering to the Trustee the Warrant Certificates representing the Special Warrants to be transferred and upon compliance with:

               (i)         the conditions herein;

               (ii) such reasonable requirements as the Trustee may prescribe; and

               (iii)       all    applicable    securities    legislation    and
                           requirements of regulatory authorities;

and such transfer shall be duly noted in such register by the Trustee. Upon compliance with such requirements, the Trustee shall issue to the transferee a Warrant Certificate representing the Special Warrants transferred.

                  The Corporation and the Trustee will deem and treat the registered owner of any Special Warrant as the beneficial owner thereof for all purposes and neither the Corporation nor the Trustee shall be affected by any notice to the contrary.

                  Subject to the provisions of this Indenture and applicable law, the Warrantholder shall be entitled to the rights and privileges attaching to the Special Warrants and the issue of Common Shares by the Corporation upon the exercise of Special Warrants by any Warrantholder in accordance with the terms and conditions herein contained shall discharge all responsibilities of the Corporation and the Trustee with respect to such Special Warrants and neither the Corporation nor the Trustee shall be bound to inquire into the title of any such holder.

                                    ARTICLE 3
                          EXERCISE OF SPECIAL WARRANTS


3.1               Method of Exercise of Special Warrants

(a) The holder of any Special Warrant may exercise the right evidenced thereby conferred on such holder to acquire Common Shares and Share Purchase Warrants by surrendering, after the Effective Date and prior to the Time of Expiry, to the Warrant Agency the Warrant Certificate with a duly completed and executed exercise form.

         A Warrant Certificate with the duly completed and executed exercise form referred to in this subsection 3.1(a) shall be deemed to be surrendered only upon personal delivery thereof or, if sent by mail or other means of transmission, upon actual receipt thereof at, in each case, the Warrant Agency.

(b) Any exercise form referred to in subsection 3.1(a). shall be signed by the Warrantholder and shall specify:

               (i) the number of Common Shares and Share Purchase Warrants which the holder wishes to acquire (being not more than those which the holder is entitled to acquire pursuant to the Warrant Certificate(s) surrendered);

               (ii) the person or persons in whose name or names such Common Shares and Share Purchase Warrants are to be issued with relevant social insurance numbers;

              (iii)        the address or addresses of such persons; and

               (iv) the number of Common Shares and Share Purchase Warrants to be issued to each such person if more than one is so specified.

         If any of the Common Shares subscribed for are to be issued to a person or persons other than the Warrantholder, the Warrantholder shall pay to the Corporation or the Warrant Agency on behalf of the Corporation, all applicable transfer or similar taxes and the Corporation shall not be required to issue or deliver certificates evidencing Common Shares and Share Purchase Warrants unless or until such Warrantholder shall have paid to the Corporation, or the Warrant Agency on behalf of the Corporation, the amount of such tax or shall have established to the satisfaction of the Corporation that such tax has been paid or that no tax is due.

(c) In connection with the exchange of Warrant Certificates and exercise of Special Warrants and compliance with such other terms and conditions hereof as may be required, the Corporation has appointed the principal offices of the Trustee in Calgary as the agency at which Warrant Certificates may be surrendered for exchange or at which Special Warrants may be exercised and the Trustee has accepted such appointment. The Corporation shall give notice to the Trustee of any change of the Warrant Agency.

3.2               Effect of Exercise of Special Warrants

(a) Upon compliance by the holder of any Warrant Certificate with the provisions of Section 3.1, and subject to Section 3.3, the Common Shares and Share Purchase Warrants subscribed for shall be deemed to have been issued and the person or persons to whom such Common Shares and Share Purchase Warrants are to be issued shall be deemed to have become the holder or holders of record of such Common Shares and Share Purchase Warrants on the Exercise Date unless the transfer registers of the Corporation shall be closed on such date, in which case the Common Shares and Share Purchase Warrants subscribed for shall be deemed to have been issued and such person or persons deemed to have become the holder or holders of record of such Common Shares and Share Purchase Warrants, on the date on which such transfer registers are reopened.

(b) Within five (5) Business Days after the Exercise Date of a Special Warrant as set forth above, the Corporation shall cause to be mailed to the person or persons in whose name or names the Common Shares and Share Purchase Warrants so subscribed for have been issued, as specified in the subscription, at the address specified in such subscription or, if so specified in such subscription, cause to be delivered to such person or persons at the Warrant Agency where the Warrant Certificate was surrendered, a share certificate or certificates for the appropriate number of Common Shares and a Share Purchase Warrant certificate or certificates for the Share Purchase Warrants.

(c) In the event of the exercise of Special Warrants prior to the Corporation obtaining a receipt for the Prospectus from each of the Securities Commissions, the Corporation may, on the advice of Counsel, endorse the certificates representing the Common Shares and Share Purchase Warrants issued on such exercise to the effect that such shares are subject to trading restrictions under applicable securities legislation, and prior to the issuance of any such certificates the Trustee shall consult with the Corporation to determine whether such endorsing or legending is required.

3.3               Partial Exercise of Special Warrants; Fractions

(a) The holder of any Special Warrants may acquire a number of Common Shares and Share Purchase Warrants less than the number which the holder is entitled to acquire pursuant to the surrendered Warrant Certificate(s) provided that, in no event shall fractional Common Shares and Share Purchase Warrants be issued with regard to Special Warrants exercised. In the event of any acquisition of a number of Common Shares and Share Purchase Warrants less than the number which the holder is entitled to acquire, the holder of the Special Warrants upon exercise thereof shall, in addition, be entitled to receive, without charge therefor, a new Warrant Certificate(s) in respect of the balance of the Common Shares and Share Purchase Warrants which such holder was entitled to acquire pursuant to the surrendered Warrant Certificate(s) and which were not then acquired.

(b) Notwithstanding anything herein contained including any adjustment provided for in Article 4, the Corporation shall not be required, upon the exercise of any Special Warrants, to issue fractions of Common Shares and Share Purchase Warrants or to distribute certificates which evidence fractional Common Shares and Share Purchase Warrants. In lieu of fractional Common Shares and Share Purchase Warrants, there shall be paid to the holder upon surrender of Warrant Certificate(s) for exercise of Special Warrants pursuant to Section 3.1, within ten (10) Business Days after the Exercise Date, an amount in lawful money of Canada equal to the then current market value of such fractional interest computed on the basis of the closing price of the Common Shares on The Alberta Stock Exchange (or if the Common Shares are not then listed thereon on such other exchange on which such shares are listed or, if not listed on any exchange, in the over-the-counter market, as designated by action of the directors) for the Trading Day immediately prior to the Exercise Date or where there is no sale on the applicable exchange or market on the Trading Day immediately prior to the Exercise Date, the average of the last bid and ask prices on the applicable exchange or market, provided there shall be no cheque issued for less than $5.00.

3.4               United States Holders

(a) Upon the exercise of Special Warrants by a holder resident in the United States, the certificates representing the Common Shares and Share Purchase Warrants issuable upon exercise of the Special Warrants shall bear the following legend:

                  "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE

                  BENEFIT  OF  THE  CORPORATION  THAT  SUCH  SECURITIES  MAY  BE
                  OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE CORPORATION, (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (C) PURSUANT TO EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER IF AVAILABLE, OR (D) PURSUANT TO ANOTHER EXEMPTION FROM REGISTRATION AFTER PROVIDING A SATISFACTORY LEGAL OPINION TO THE CORPORATION. DELIVERY OF THIS CERTIFICATE WILL NOT CONSTITUTE "GOOD DELIVERY" IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA. A NEW CERTIFICATE, BEARING NO LEGEND, DELIVERY OF WHICH WILL CONSTITUTE "GOOD DELIVERY", MAY BE OBTAINED FROM THE R-M TRUST COMPANY UPON DELIVERY OF THIS CERTIFICATE AND A DULY EXECUTED DECLARATION, IN A FORM SATISFACTORY TO THE R-M TRUST COMPANY AND THE CORPORATION, TO THE EFFECT THAT THE SALE OF THE SECURITIES REPRESENTED HEREBY IS BEING MADE IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT.";

(b) Notwithstanding the provisions of Section 3.4(a), the legend required by Section 3.4(a) may be removed by the holder providing to the Trustee the following declaration (or such other form of declaration as the Corporation may prescribe from time to time):

                  "The undersigned (A) acknowledges that the sale of the securities to which this declaration relates is being made in reliance on Rule 904 of Regulation S under the United States Securities Act of 1993, as amended, and (B) certifies that (1) the offer of such securities was not made to a person in the United States and either (a) at the time the buy order was originated, the buyer was outside the United States, or the seller and any person acting on its behalf reasonably believe that the buyer was outside the United States or (b) the transaction was executed on or through the facilities of The Alberta Stock Exchange and neither the seller nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States, and (2) neither the seller, nor any affiliate of the seller nor any person acting on their behalf has engaged or will engage in any directed selling efforts in connection with the offer and sale of such securities. Terms used herein have the meanings given them by Regulation S."


3.5               Expiration of Special Warrants

                  Immediately after the Time of Expiry, all rights under any Special Warrants in respect of which the right of acquisition herein and therein provided for shall not have been exercised shall cease and terminate and such Special Warrant shall be void and of no further force or effect.


3.6               Cancellation of Surrendered Special Warrants

                  All Warrant Certificates surrendered to the Warrant Agency pursuant to Sections 2.7, 2.8, 2.10, 3.1, 3.3 and 5.1 shall be returned to the Trustee for cancellation and, after the expiry of any period of retention prescribed by law, destroyed by the Trustee and, upon request by the Corporation the Trustee shall furnish to the Corporation a destruction certificate identifying the Warrant Certificates so destroyed and the number of Special Warrants evidenced thereby.

3.7               Accounting and Recording

(a) The Trustee shall promptly account to the Corporation with respect to Special Warrants exercised. Any securities or other instruments, from time to time received by the Trustee shall be received in trust for, and shall be segregated and kept apart by the Trustee in trust for the Corporation.

(b) The Trustee shall record the particulars of Special Warrants exercised which shall include the names and addresses of the persons who become holders of Common Shares and Share Purchase Warrants on exercise and the Exercise Date. Within five (5) Business Days of each Exercise Date, the Trustee shall provide such particulars in writing to the Corporation.

3.8               Deemed Exercise

                  At the Time of Expiry, the rights of all holders of Special Warrants to acquire Common Shares shall be deemed to be exercised without any further action on the part of the

Warrantholders and the Common Shares and Share Purchase Warrants issuable thereby shall be deemed to be issued to the holder or holders of record of the Special Warrants at such time.

                  The Corporation shall cause to be mailed or, if so specified in the exercise form, cause to be delivered at the Warrant Agency where the Warrant Certificate was surrendered, to the person or persons specified in the exercise form a share certificate or share certificates for the appropriate number of Common Shares and Share Purchase Warrants upon actual receipt at the Warrant Agency of the Warrant Certificate with the duly completed and executed exercise form specifying the matters referred to in paragraphs 3.1(b)(ii), (iii) and (iv) together with any payment of the nature referred to in subsection 3.1(b).


                                    ARTICLE 4
                      ADJUSTMENT OF NUMBER OF COMMON SHARES
                           AND SHARE PURCHASE WARRANTS


4.1               Adjustment  of  Number  of Common  Shares  and Share  Purchase
                  Warrants

                  The acquisition rights in effect at any date attaching to the Special Warrants shall be subject to adjustment from time to time as follows:

(a) if and whenever at any time from the date hereof and prior to the Time of Expiry, the Corporation shall:

               (i) subdivide, redivide or change its outstanding Common Shares into a greater number of shares; or

               (ii) reduce, combine or consolidate its outstanding Common Shares into a smaller number of shares;

         the number of Common Shares and Share Purchase Warrants obtainable under each Special Warrant shall be adjusted immediately after the effective date of such subdivision, redivision, change, reduction, combination or consolidation, by multiplying the number of Common Shares and Share Purchase Warrants theretofore obtainable on the exercise thereof by a fraction of which the numerator shall be the total number of Common Shares outstanding immediately after such date and the denominator shall be the total number of Common Shares outstanding immediately prior to such date. Such adjustment shall be made successively whenever any event referred to in this subsection shall occur;

(b) if and whenever at any time from the date hereof and prior to the Time of Expiry, there is a reclassification of the Common Shares or a capital reorganization of the Corporation other than as described in subsection 4.1(a), or a consolidation, amalgamation or merger of the Corporation with or into any other body corporate, trust, partnership or other entity, or a sale or conveyance of the property and assets of the Corporation as an entirety or substantially as an entirety to any other body corporate, trust, partnership or other entity, any Warrantholder who has not exercised its right of acquisition prior to the effective date of such reclassification, reorganization, consolidation, amalgamation, merger, sale or conveyance upon the exercise of such right thereafter, shall be entitled to receive and shall accept, in lieu of the number of Common Shares and Share Purchase Warrants then sought to be acquired by it, the number of shares or other securities or property of the Corporation or of the body corporate, trust, partnership or other entity resulting from such merger, amalgamation or consolidation, or to which such sale or conveyance may be made, as the case may be, that such Warrantholder would have been entitled to receive on such reclassification, capital reorganization, consolidation, amalgamation, merger, sale or conveyance, if, on the record date or the effective date thereof, as the case may be, the Warrantholder had been the registered holder of the number of Common Shares and Share Purchase Warrants sought to be acquired by it. If determined appropriate by the Trustee to give effect to or to evidence the provisions of this subsection 4.1(b), the
         Corporation, its successor, or such purchasing body corporate, partnership, trust or other entity, as the case may be, shall, prior to or contemporaneously with any such reclassification, reorganization, consolidation, amalgamation, merger, sale or conveyance, enter into an indenture which shall provide, to the extent possible, for the application of the provisions set forth in this Indenture with respect to the rights and interests thereafter of the Warrantholders to the end that the provisions set forth in this Indenture shall thereafter correspondingly be made applicable, as nearly as may reasonably be, with respect to any shares, other securities or property to which a Warrantholder is entitled on the exercise of its acquisition rights thereafter. Any indenture entered into between the Corporation and the Trustee pursuant to the provisions of this subsection 4.1(b) shall be a supplemental indenture entered into pursuant to the provisions of
         Article 8 hereof. Any indenture entered into between the Corporation, any successor to the Corporation or such purchasing body corporate, partnership, trust or other entity and the Trustee shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provide in this Section 4.1 and which shall apply to successive reclassification, reorganizations, amalgamations, consolidations, mergers, sales or conveyances; and

(c) the adjustments provided for in this Article 4 in the number of Common Shares and Share Purchase Warrants and classes of securities which are to be received on the exercise of Special Warrants are cumulative. After any adjustment pursuant to this Section, the term "Common Shares" and "Share Purchase Warrants" where used in this Indenture shall be interpreted to mean securities of any class or classes which, as a result of such adjustment and all prior adjustments pursuant to this Section, the Warrantholder is entitled to receive upon the exercise of its Special Warrant, and the number of Common Shares and Share Purchase Warrants indicated by any exercise made pursuant to a Special Warrant shall be interpreted to mean the number of Common Shares and Share Purchase Warrants or other property or securities a Warrantholder is entitled to receive, as a result of such adjustment and all prior adjustments pursuant to this Section, upon the full exercise of a Special Warrant.

4.2 Entitlement to Common Shares and Share Purchase Warrants on Exercise of Special Warrant

                  All shares of any class or other securities which a Warrantholder is at the time in question entitled to receive on the exercise of its Special Warrant, whether or not as a result of adjustments made pursuant to this Section, shall, for the purposes of the interpretation of this Indenture, be deemed to be shares which such Warrantholder is entitled to acquire pursuant to such Special Warrant.

4.3               No Adjustment for Stock Options

                  Anything in this Article 4 to the contrary notwithstanding, no adjustment shall be made in the acquisition rights attached to the Special Warrants if the issue of Common Shares and Share Purchase Warrants is being made pursuant to this Indenture or pursuant to any stock option, stock purchase or employee RRSP plan in force from time to time for officers or employees of the Corporation.

4.4               Determination by Corporation's Auditors

                  In the event of any question arising with respect to the adjustments provided for in this Article 4 such question shall be conclusively determined by the Corporation's Auditors who shall have access to all necessary records of the Corporation, and such determination shall be binding upon the Corporation, the Trustee, all Warrantholders and all other persons interested therein.

4.5               Proceedings Prior to any Action Requiring Adjustment

                  As a condition precedent to the taking of any action which would require an adjustment in any of the acquisition rights pursuant to any of the Special Warrants, including the number of Common Shares and Share Purchase Warrants which are to be received upon the exercise thereof, the Corporation shall take any corporate action which may, in the opinion of counsel, be necessary in order that the Corporation has unissued and reserved in its authorized capital and may validly and legally issue as fully paid and non-assessable all the shares which the holders of such Special Warrants are entitled to receive on the full exercise thereof in accordance with the provisions hereof.

4.6               Certificate of Adjustment

                  The Corporation  shall from time to time immediately after the occurrence of any event which requires an adjustment or readjustment as provided in Article 4, deliver a certificate of the Corporation to the Trustee specifying the nature of the event requiring the same and the amount of the adjustment necessitated thereby and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based, which certificate shall be supported by a certificate of the Corporation's auditors verifying such calculation.

4.7               Notice of Special Matters

                  The Corporation covenants with the Trustee that, so long as any Special Warrant remains outstanding, it will give notice to the Trustee and to the Warrantholders of its intention to fix the record date for the issuance of rights, options or warrants (other than the Special Warrants) to all or substantially all the holders of its outstanding Common Shares. Such notice shall specify the particulars of such event and the record date for such event, provided that the Corporation shall only be required to specify in the notice such particulars of the event as shall have been fixed and determined on the date on which the notice is given. The notice shall be given in each case not less than fourteen (14) days prior to such applicable record date.

4.8               No Action after Notice

                  The Corporation covenants with the Trustee that it will not close its transfer books or take any other corporate action which might deprive the holder of a Special Warrant of the opportunity to exercise its right of acquisition pursuant thereto during the period of fourteen (14) days after the giving of the certificate or notices set forth in Section 4.6 and 4.7.

4.9               Protection of Trustee

                  Except as provided in Section 9.2, the Trustee:

(a) shall not at any time be under any duty or responsibility to any Warrantholder to determine whether any facts exist which may require any adjustment contemplated by

         Section 4.1, or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed in making the same;

(b) shall not be accountable with respect to the validity or value (or the kind or amount) of any Common Shares or Share Purchase Warrants or of any shares or other securities or property which may at any time be issued or delivered upon the exercise of the rights attaching to any Special Warrant;

(c) shall not be responsible for any failure of the Corporation to issue, transfer or deliver Common Shares or Share Purchase Warrants or certificates for the same upon the surrender of any Special Warrants for the purpose of the exercise of such rights or to comply with any of the covenants contained in this Article; and

(d) shall not incur any liability or responsibility whatsoever or be in any way responsible for the consequences of any breach on the part of the Corporation of any of the representations, warranties or covenants herein contained or of any acts of the agents or servants of the Corporation.


                                    ARTICLE 5
                     RIGHTS OF THE CORPORATION AND COVENANTS


5.1               Optional Purchases by the Corporation

                  The Corporation may from time to time purchase by private contract or otherwise any of the Special Warrants. Any such purchase shall be made at the lowest price or prices at which, in the opinion of the directors, such Special Warrants are then obtainable, plus reasonable costs of purchase, and may be made in such manner, from such persons and on such other terms as the Corporation, in its sole discretion, may determine. Any Warrant Certificates representing the Special Warrants purchased pursuant to this Section 5.1 shall forthwith be delivered to and cancelled by the Trustee. No Special Warrants shall be issued in replacement thereof.

5.2               General Covenants

                  The Corporation covenants with the Trustee that so long as any Special Warrants remain outstanding:

(a) it will reserve and keep available such number of Common Shares as are sufficient from time to time for the purpose of enabling it to satisfy its obligations to issue Common

         Shares upon the exercise of the Special Warrants and potential obligation for the subsequent exercise of the Share Purchase Warrants;

(b) it will cause the Common Shares and Share Purchase Warrants and the certificates representing the Common Shares from time to time acquired pursuant to the exercise of the Special Warrants to be duly issued and delivered in accordance with the Warrant Certificates and the terms hereof;

(c) all Common Shares which shall be issued upon exercise of the right to acquire provided for herein and in the Warrant Certificates shall be fully paid and non-assessable;

(d) it will use its reasonable best efforts to maintain its corporate existence;

(e) it will use its reasonable best efforts to ensure that all Common Shares of the Corporation outstanding or issuable from time to time continue to be or are listed and posted for trading on The Alberta Stock Exchange;

(f) it will make all requisite filings under applicable Canadian securities legislation including those necessary to remain a reporting issuer not in default in Alberta and those necessary to report the exercise of the right to acquire Common Shares pursuant to Special Warrants;

(g) it will send or cause to be sent by registered mail a written notice to the Trustee and to each holder of Special Warrants at the address of such holder appearing in the register of Special Warrants maintained pursuant to this Special Warrant Indenture within five (5) Business Days of the receipt for a Prospectus in all of the Filing Provinces advising of the issuance of a receipt for the Prospectus by the Securities Commissions and of the date upon which the Special Warrants will be deemed to be exercised and expire;

(h) if the Corporation pays a dividend or makes any other distribution in cash or property or securities of the Corporation (including rights, options or warrants to acquire Common Shares or securities convertible into or exchangeable for Common Shares and including evidences of its indebtedness) to all or substantially all of the holders of Common Shares prior to the Expiry Date, the Corporation agrees that it will pay the same amount of such dividend or make the same distribution of cash, property or securities to the Custodian on behalf of each of the Warrantholders, as if the Warrantholder was the holder of the number of Common Shares which the Warrantholder is entitled to receive upon the exercise of its Special Warrants and such payments or other distributions shall be held by the Trustee and dealt with in accordance with the terms of this Indenture;

(i) it will mail a notice to each Warrantholder specifying the particulars of each payment or distribution made in accordance with subsection 5.2(h), within two (2) Business Days of such payment and distribution; and

(j) generally, it will well and truly perform and carry out all of the acts or things to be done by it as provided in this Indenture.

5.3               Trustee's Remuneration and Expenses

                  The Corporation covenants that it will pay to the Trustee from time to time reasonable remuneration for its services hereunder and will pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in the administration or execution of the trusts hereby created (including the reasonable compensation and the disbursements of its counsel and all other advisers and assistants not regularly in its employ) both before any default hereunder and thereafter until all duties of the Trustee hereunder shall be finally and fully performed, except any such expense, disbursement or advance as may arise out of or result from the Trustee's negligence, willful misconduct or bad faith.

5.4               Securities Qualification Requirements

(a) If, in the opinion of counsel, any instrument (not including a prospectus) is required to be filed with, or any permission is required to be obtained from any governmental authority in Canada or any other step is required under any federal or provincial law of Canada before any Common Shares and Share Purchase Warrants which a Warrantholder is entitled to acquire pursuant to the exercise of any Special Warrant may properly and legally be issued upon due exercise thereof and thereafter traded, without further formality or restriction, the Corporation covenants that it will take such required action.

(b) The Corporation or, if required by the Corporation, the Trustee will give notice of the issue of Common Shares and Share Purchase Warrants pursuant to the exercise of Special Warrants, in such detail as may be required, to each securities commission or similar regulatory authority in each jurisdiction in Canada in which there is legislation or regulation permitting or requiring the giving of any such notice in order that such issue of Common Shares and Share Purchase Warrants and the subsequent disposition of the Common Shares and Share Purchase Warrants so issued will not be subject to the prospectus qualification requirements of such legislation or regulation.

5.5               Performance of Covenants by Trustee




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                                                      - 22 -

                  If the Corporation shall fail to perform any of its covenants contained in this Warrant Indenture, the Trustee may notify the Warrantholders of such failure on the part of the Corporation or may itself perform any of the covenants capable of being performed by it but, subject to Section 9.2, shall be under no obligation to perform said covenants or to notify the Warrantholders of such performance by it. All sums expended or advanced by the Trustee in so doing shall be repayable as provided in Section 5.3. No such performance, expenditure or advance by the Trustee shall relieve the Corporation of any default hereunder or of its continuing obligations under the covenants herein contained.

                                    ARTICLE 6
                                   ENFORCEMENT

6.1               Suits by Warrantholders

                  All or any of the rights conferred upon any Warrantholder by any of the terms of the Warrant Certificates or of the Indenture, or of both, may be enforced by the Warrantholder by appropriate proceedings but without prejudice to the right which is hereby conferred upon the Trustee to proceed in its own name to enforce each and all of the provisions herein contained for the benefit of the Warrantholders.


6.2               Immunity of Shareholders, etc.

                  The Trustee and, by the acceptance of the Warrant Certificates and as part of the consideration for the issue of the Special Warrants, the Warrantholders hereby waive and release any right, cause of action or remedy now or hereafter existing in any jurisdiction against any incorporator or any past, present or future shareholder, director, officer, employee or agent of the Corporation or any successor Corporation on any covenant, agreement, representation or warranty by the Corporation herein or in the Warrant Certificates contained.

6.3               Limitation of Liability

                  The obligations hereunder are not personally binding upon, nor shall resort hereunder be had to, the private property of any of the past, present or future directors or shareholders of the Corporation or any successor Corporation or any of the past, present or future officers, employees or agents of the Corporation or any successor Corporation, but only the property of the Corporation or any successor Corporation shall be bound in respect hereof.

6.4               Waiver of Default

                  Upon the happening of any default hereunder:

(a) the holders of not less than 51% of the Special Warrants then outstanding shall have power (in addition to the powers exercisable by extraordinary resolution as provided in Section 7.10) by requisition in writing to instruct the Trustee to waive any default hereunder and the Trustee shall thereupon waive the default upon such terms and conditions as shall be prescribed in such requisition; or

(b) the Trustee shall have power to waive any default hereunder upon such terms and conditions as the Trustee on advice of its counsel may deem advisable, if, in the Trustee's opinion, the same shall have been cured or adequate provision made therefor;

provided that no delay or omission of the Trustee or of the Warrantholders to exercise any right or power accruing upon any default shall impair any such right or power or shall be construed to be a waiver of any such default or acquiescence therein and provided further that no act or omission either of the Trustee or of the Warrantholders in the premises shall extend to or be taken in any manner whatsoever to affect any subsequent default hereunder of the rights resulting therefrom.


                                    ARTICLE 7
                           MEETINGS OF WARRANTHOLDERS

7.1               Right to Convene Meetings

                  The Trustee may at any time and from time to time, and shall on receipt of a written request of the Corporation or of a Warrantholders' Request and upon being indemnified and funded to its reasonable satisfaction by the Corporation or by the Warrantholders signing such Warrantholders' Request against the cost which may be incurred in connection with the calling and holding of such meeting, convene a meeting of the Warrantholders. In the event of the Trustee failing to so convene a meeting within seven (7) days after receipt of such written request of the Corporation or such Warrantholders' Request and indemnity given as aforesaid, the Corporation or such Warrantholders, as the case may be, may convene such meeting. Every such meeting shall be held in the City of Calgary or at such other place as may be approved or determined by the Trustee.

7.2               Notice




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                                                      - 24 -

                  At least ten (10) days' prior notice of any meeting of Warrantholders shall be given to the Warrantholders in the manner provided for in Section 10.2 and a copy of such notice shall be sent by mail to the Trustee (unless the meeting has been called by the Trustee) and to the Corporation (unless the meeting has been called by the Corporation). Such notice shall state the time when and the place where the meeting is to be held, shall state briefly the general nature of the business to be transacted thereat and shall contain such information as is reasonably necessary to enable the Warrantholders to make a reasoned decision on the matter, but it shall not be necessary for any such notice to set out the terms of any resolution to be proposed or any of the provisions of this Article 7.

7.3               Chairman

                  An individual (who need not be a Warrantholder) designated in writing by the Trustee shall be chairman of the meeting and if no individual is so designated, or if the individual so designated is not present within fifteen
(15) minutes from the time fixed for the holding of the meeting, the Warrantholders present in person or by proxy shall choose some individual present to be chairman.

7.4               Quorum

                  Subject to the provisions of Section 7.11, at any meeting of the Warrantholders a quorum shall consist of Warrantholders present in person or by proxy and entitled to purchase at least 25% of the aggregate number of Common Shares which could be acquired pursuant to all the then outstanding Special Warrants, provided that at least two persons entitled to vote thereat are personally present. If a quorum of the Warrantholders shall not be present within thirty (30) minutes from the time fixed for holding any meeting, the meeting, if summoned by the Warrantholders or on a Warrantholders' Request, shall be dissolved; but in any other case the meeting shall be adjourned to the same day in the next week (unless such day is not a Business Day, in which case it shall be adjourned to the next following Business Day) at the same time and place and no notice of the adjournment need be given. Any business may be brought before or dealt with at an adjourned meeting which might have been dealt with at the original meeting in accordance with the notice calling the same. No business shall be transacted at any meeting unless a quorum be present at the commencement of business. At the adjourned meeting the Warrantholders present in person or by proxy shall form a quorum and may transact the business for which the meeting was originally convened, notwithstanding that they may not be entitled to acquire at least 25% of the aggregate number of Common Shares which may be acquired pursuant to all then outstanding Warrants.

7.5               Power to Adjourn

                  The chairman of any meeting at which a quorum of the Warrantholders is present may, with the consent of the meeting, adjourn any such meeting, and no notice of such adjournment need be given except such notice, if any, as the meeting may prescribe.

7.6               Show of Hands

                  Every question submitted to a meeting shall be decided in the first place by a majority of the votes given on a show of hands except that votes on an extraordinary resolution shall be given in the manner hereinafter provided. At any such meeting, unless a poll is duly demanded as herein provided, a declaration by the chairman that a resolution has been carried or carried unanimously or by a particular majority or lost or not carried by a particular majority shall be conclusive evidence of the fact.

7.7               Poll and Voting

                  On every extraordinary resolution, and on any other question submitted to a meeting and after a vote by show of hands when demanded by the chairman or by one or more of the Warrantholders acting in person or by proxy and entitled to acquire in the aggregate at least 5% of the aggregate number of Common Shares which could be acquired pursuant to all the Special Warrants then outstanding, a poll shall be taken in such manner as the chairman shall direct. Questions other than those required to be determined by extraordinary resolution shall be decided by a majority of the votes cast on the poll.

                  On a show of hands, every person who is present and entitled to vote, whether as a Warrantholder or as proxy for one or more absent Warrantholders, or both, shall have one vote. On a poll, each Warrantholder present in person or represented by a proxy duly appointed by instrument in writing shall be entitled to one vote in respect of each whole Common Share which he is entitled to acquire pursuant to the Special Warrant or Special Warrants then held or represented by it. A proxy need not be a Warrantholder. The Chairman of any meeting shall be entitled, both on a show of hands and on a poll, to vote in respect of the Special Warrants, if any, held or represented by him.

7.8               Regulations

                  The Trustee, or the Corporation with the approval of the Trustee, may from time to time make and from time to time vary such regulations as it shall think fit for:

(a) the setting of the record date for a meeting for the purpose of determining Warrantholders entitled to receive notice of and to vote at the meeting;

(b) the issue of voting certificates by any bank, trust company or other depository satisfactory to the Trustee stating that the Warrant Certificates specified therein have been deposited with it by a named person and will remain on deposit until after the meeting, which voting certificate shall entitle the persons named therein to be present and vote at any such meeting and at any adjournment thereof or to appoint a proxy or proxies to represent them and vote for them at any such meeting and at any adjournment thereof in the same manner and with the same effect as though the persons so named in such voting certificates were the actual bearers of the Warrant Certificates specified therein;

(c) the deposit of voting certificates and instruments appointing proxies at such place and time as the Trustee, the Corporation or the Warrantholders convening the meeting, as the case may be, may in the notice convening the meeting direct;

(d) the deposit of voting certificates and instruments appointing proxies at some approved place or places other than the place at which the meeting is to be held and enabling particulars of such instruments appointing proxies to be mailed or sent by facsimile before the meeting to the Corporation or to the Trustee at the place where the same is to be held and for the voting of proxies so deposited as though the instruments themselves were produced at the meeting;

(e)      the form of the instrument of proxy; and

(f) generally for the calling of meetings of Warrantholders and the conduct of business thereat.

                  Any regulations so made shall be binding and effective and the votes given in accordance therewith shall be valid and shall be counted. Save as such regulations may provide, the only persons who shall be recognized at any meeting as a Warrantholder, or be entitled to vote or be present at the meeting in respect thereof (subject to Section 7.9), shall be Warrantholders or their counsel, or proxies of Warrantholders.

7.9               Corporation and Trustee May be Represented

                  The Corporation and the Trustee, by their respective directors, officers and employees, and the counsel for the Corporation and for the Trustee may attend any meeting of the Warrantholders, but shall not be entitled to vote thereat, whether in respect of any Special Warrants held by them or otherwise.

7.10              Powers Exercisable by Extraordinary Resolution




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

                  In addition to all other powers conferred upon them by any other provisions of this Indenture or by law, the Warrantholders at a meeting shall, subject to the provisions of Section 7.11, have the power, exercisable from time to time by extraordinary resolution:

(a) to agree to any modification, abrogation, alteration, compromise or arrangement of the rights of Warrantholders or the Trustee in its capacity as trustee hereunder or on behalf of the Warrantholders against the Corporation whether such rights arise under this Indenture or the Warrant Certificates or otherwise;

(b) to amend, alter or repeal any extraordinary resolution previously passed or sanctioned by the Warrantholders;

(c) to direct or to authorize the Trustee to enforce any of the covenants on the part of the Corporation contained in this Indenture or the Warrant Certificates or to enforce any of the rights of the Warrantholders in any manner specified in such extraordinary resolution or to refrain from enforcing any such covenant or right;

(d) to waive, and to direct the Trustee to waive, any default on the part of the Corporation in complying with any provisions of this Indenture or the Warrant Certificates either unconditionally or upon any conditions specified in such extraordinary resolution;

(e) to restrain any Warrantholder from taking or instituting any suit, action or proceeding against the Corporation for the enforcement of any of the covenants on the part of the Corporation in this Indenture or the Warrant Certificates or to enforce any of the rights of the Warrantholders;

(f) to direct any Warrantholder who, as such, has brought any suit, action or proceeding to stay or to discontinue or otherwise to deal with the same upon payment of the costs, charges and expenses reasonably and properly incurred by such Warrantholder in connection therewith;

(g) to assent to any change in or omission from the provisions contained in the Warrant Certificates and this Indenture or any ancillary or supplemental instrument which may be agreed to by the Corporation, and to authorize the Trustee to concur in and execute any ancillary or supplemental indenture embodying the change or omission;

(h) with the consent of the Corporation, to remove the Trustee or its successor in office and to appoint a new trustee or trustees to take the place of the Trustee so removed; and




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                                                      - 28 -

(i) to assent to any compromise or arrangement with any creditor or creditors or any class or classes of creditors, whether secured or otherwise, and with holders of any shares or other securities of the Corporation.


7.11              Meaning of Extraordinary Resolution

(a) The expression "extraordinary resolution" when used in this Indenture means, subject as hereinafter provided in this Section 7.11 and in
         Section 7.14, a resolution proposed at a meeting of Warrantholders duly convened for that purpose and held in accordance with the provisions of this Article 7 at which there are present in person or by proxy Warrantholders entitled to acquire at least 25% of the aggregate number of Common Shares which may be acquired pursuant to all the then outstanding Special Warrants and passed by the affirmative votes of Warrantholders entitled to acquire not less than 66 2/3% of the aggregate number of Common Shares which may be acquired pursuant to all the then outstanding Special Warrants represented at the meeting and vote on the poll upon such resolution.

(b) If, at the meeting at which an extraordinary resolution is to be considered, Warrantholders entitled to acquire at least 25% of the aggregate number of Common Shares which may be acquired pursuant to all the then outstanding Special Warrants are not present in person or by proxy within thirty (30) minutes after the time appointed for the meeting, then the meeting, if convened by Warrantholders or on Warrantholders' Request, shall be dissolved; but in any other shall stand adjourned to such day, being not less than fifteen nor more than sixty (60) days later, and to such place and time as appointed by the chairman. Not less than ten (10) days' prior notice shall be given of the time and place of such adjourned meeting in the manner provided for in Section 10.2. Such notice shall state that at the adjourned meeting the Warrantholders present in person or by proxy shall form a quorum but it shall not be necessary to set forth the purposes for which the meeting was originally called or any other particulars. At the adjourned meeting the Warrantholders present in person or by proxy shall form a quorum and may transact the business for which the meeting was originally convened and a resolution proposed at such adjourned meeting and passed by the requisite vote as provided in subsection 7.11(a) shall be an extraordinary resolution within the meaning of this Indenture notwithstanding that Warrantholders entitled to acquire at least 25% of the aggregate number of Common Shares which may be acquired pursuant to all the then outstanding Special Warrants are not present in person or by proxy at such adjourned meeting.

(c) Votes on an extraordinary resolution shall always be given on a poll and no demand for a poll on an extraordinary resolution shall be necessary.

7.12              Powers Cumulative

                  Any one or more of the powers or any combination of the powers in this Indenture stated to be exercisable by the Warrantholders by extraordinary resolution or otherwise may be exercised from time to time and the exercise of any one or more of such powers or any combination of powers from time to time shall not be deemed to exhaust the right of the Warrantholders to exercise such power or powers or combination of powers then or thereafter from time to time.

7.13              Minutes

                  Minutes of all resolutions and proceedings at every meeting of Warrantholders shall be made and duly entered in books to be provided from time to time for that purpose by the Trustee at the expense of the Corporation, and any such minutes as aforesaid, if signed by the chairman or the secretary of the meeting at which such resolutions were passed or proceedings had shall be prima facie evidence of the matters therein stated and, until the contrary if proved, every such meeting in respect of the proceedings of which minutes shall have been made shall be deemed to have been duly convened and held, and all resolutions passed thereat or proceedings taken shall be deemed to have been duly passed and taken.

7.14              Instruments in Writing

                  All actions which may be taken and all powers that may be exercised by the Warrantholders at a meeting held as provided in this Article 7 may also be taken and exercised by Warrantholders entitled to acquire at least 66 2/3% of the aggregate number of Common Shares which may be acquired pursuant to all the then outstanding Special Warrants by an instrument in writing signed in one or more counterparts by such Warrantholders in person or by attorney duly appointed in writing, and the expression "extraordinary resolution" when used in this Indenture shall include an instrument so signed.

7.15              Binding Effect of Resolution

                  Every resolution and every extraordinary resolution passed in accordance with the provisions of this Article 7 at a meeting of Warrantholders shall be binding upon all the Warrantholders, whether present at or absent from such meeting, and every instrument in writing signed by Warrantholders in accordance with Section 7.14 shall be binding upon all the Warrantholders, whether signatories thereto or not, and each and every Warrantholder and the



                                                     - 29 -

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                                                      - 30 -

Trustee (subject to the provisions for indemnity herein contained) shall be bound to give effect accordingly to every such resolution and instrument in writing.

7.16              Holdings by Corporation Disregarded

                  In determining whether Warrantholders holding Warrant Certificates evidencing the entitlement to acquire the required number of Common Shares are present at a meeting of Warrantholders for the purpose of determining a quorum or have concurred in any consent, waiver, extraordinary resolution, Warrantholders' Request or other action under this Indenture, Special Warrants owned legally or beneficially by the Corporation or any Subsidiary of the Corporation shall be disregarded in accordance with the provisions of Section 10.8.


                                    ARTICLE 8
                             SUPPLEMENTAL INDENTURE

8.1               Provision for Supplemental Indentures for Certain Purposes

                  From time to time the Corporation (when authorized by action of the directors) and the Trustee may, subject to the provisions hereof, and they shall, when so directed in accordance with the provisions hereof, execute and deliver by their proper officers, indentures or instruments supplemental hereto, which thereafter shall form part hereof, for any one or more or all of the following purposes:

(a) setting forth any adjustments resulting from the application of the provisions of Article 4;

(b) adding to the provisions hereof such additional covenants and enforcement provisions as, in the opinion of Counsel, are necessary or advisable in the premises, provided that the same are not in the opinion of the Trustee prejudicial to the interests of the Warrantholders;

(c)      giving  effect to any  extraordinary  resolution  passed as provided in
         Article 7;

(d) making such provisions not inconsistent with this Indenture as may be necessary or desirable with respect to matters or questions arising hereunder or for the purpose of obtaining a listing or quotation of the Special Warrants on any stock exchange, provided that such provisions are not, in the opinion of the Trustee on advice of its counsel, prejudicial to the interests of the Warrantholders;

(e) adding to or altering the provisions hereof in respect of the transfer of Special Warrants, making provision for the exchange of Warrant Certificates, and making any modification in the form of the Warrant Certificates which does not affect the substance thereof;

(f) modifying any of the provisions of this Indenture, including relieving the Corporation from any of the obligations, conditions or restrictions herein contained, provided that such modification or relief shall be or become operative or effective only if, in the opinion of the Trustee on advice of its counsel, such modification or relief in no way prejudices any of the rights of the Warrantholders or of the Trustee, and provided further that the Trustee may in its sole discretion decline to enter into any such supplemental indenture which in its opinion may not afford adequate protection to the Trustee when the same shall become operative; and

(g) for any other purpose not inconsistent with the terms of this Indenture, including the correction or rectification of any ambiguities, defective or inconsistent provisions, errors, mistakes or omissions herein, provided that in the opinion of the Trustee the rights of the Trustee and of the Warrantholders are in no way prejudiced thereby.

8.2               Successor Corporations

                  In the case of the consolidation, amalgamation, merger or transfer of the undertaking or assets of the Corporation as an entirety or substantially as an entirety to another Corporation ("successor Corporation"), the successor Corporation resulting from such consolidation, amalgamation, merger or transfer (if not the Corporation) shall expressly assume, by supplemental indenture satisfactory in form to the Trustee and executed and delivered to the Trustee, the due and punctual performance and observance of each and every covenant and condition of this Indenture to be performed and observed by the Corporation.


                                    ARTICLE 9
                             CONCERNING THE TRUSTEE

9.1               Trust Indenture Legislation

(a) If and to the extent that any provision of this Indenture limits, qualifies or conflicts with a mandatory requirement of Applicable Legislation, such mandatory requirement shall prevail.

(b) The Corporation and the Trustee agree that each will, at all times in relation to this Indenture and any action to be taken hereunder, observe and comply with and be entitled to the benefits of Applicable Legislation.

9.2               Rights and Duties of Trustee

(a) In the exercise of the rights and duties prescribed or conferred by the terms of this Indenture, the Trustee shall exercise that degree of care, diligence and skill that a reasonably prudent trustee would exercise in comparable circumstances. No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct or bad faith.

(b) The obligation of the Trustee to commence or continue any act, action or proceeding for the purpose of enforcing any rights of the Trustee or the Warrantholders hereunder shall be conditional upon the Warrantholders furnishing, when required by notice by the Trustee, sufficient funds to commence or to continue such act, action or proceeding and an indemnity reasonably satisfactory to the Trustee to protect and to hold harmless the Trustee against the costs, charges and expenses and liabilities to be incurred thereby and any loss and damage it may suffer by reason thereof. None of the provisions contained in this Indenture shall require the Trustee to expend or to risk its own funds or otherwise to incur financial liability in the performance of any of its duties or in the exercise of any of its rights or powers unless indemnified as aforesaid.

(c) The Trustee may, before commencing or at any time during the continuance of any such act, action or proceeding, require the Warrantholders, at whose instance it is acting to deposit with the Trustee the Special Warrants held by them, for which Special Warrants the Trustee shall issue receipts.

(d) Every provision of this Indenture that by its terms relieves the Trustee of liability or entitles it to rely upon any evidence submitted to it is subject to the provisions of Applicable Legislation, of this
         Section 9.2 and of Section 9.3

9.3               Evidence, Experts and Advisers

(a) In addition to the reports, certificates, opinions and other evidence required by this Indenture, the Corporation shall furnish to the Trustee such additional evidence of compliance with any provision hereof, and in such form, as may be prescribed by Applicable Legislation or as the Trustee may reasonably require by written notice to the Corporation.

(b) In the exercise of its rights and duties hereunder, the Trustee may, if it is acting in good faith, rely as to the truth of the statements and the accuracy of the opinions expressed in statutory declarations, opinions, reports, written requests, consents, or orders of the
         Corporation, certificates of the Corporation or other evidence furnished to the Trustee pursuant to a request of the Trustee, provided that such evidence complies with Applicable Legislation and that the Trustee complies with Applicable Legislation and that the Trustee examines the same and determines that such evidence complies with the applicable requirements of this Indenture.

(c) Whenever it is provided in this Indenture or under Applicable Legislation that the Corporation shall deposit with the Trustee resolutions, certificates, reports, opinions, requests, orders or other documents, it is intended that the trust, accuracy and good faith on the effective date thereof and the facts and opinions stated in all such documents so deposited shall, in each and every such case, be conditions precedent to the right of the Corporation to have the Trustee take the action to be based thereon.

(d) Proof of the execution of an instrument in writing, including a Warrantholders' Request, by any Warrantholder may be made by the certificate of a notary public, or other officer with similar powers, that the person signing such instrument acknowledged to it the execution thereof, or by an affidavit of a witness to such execution or in any other manner which the Trustee may consider adequate.

(e) The Trustee may employ or retain such Counsel, accountants, appraisers or other experts or advisers as it may reasonably require for the purpose of discharging its duties hereunder and may pay reasonable remuneration for all services so performed by any of them, without taxation of costs of any Counsel, and shall not be responsible for any misconduct or negligence on the part of any such experts or advisers who have been appointed with due care by the Trustee.

9.4               Documents, Monies, etc.  Held by Trustee

                  Any securities, documents of title or other instruments that may at any time be held by the Trustee subject to the trusts hereof may be placed in the deposit vaults of the Trustee or of any Canadian chartered bank or deposited for safekeeping with any such bank. Unless herein otherwise expressly provided, any monies so held pending the application or withdrawal thereof under any provisions of this Indenture may be deposited in the name of the Trustee in any Canadian chartered bank at the rate of interest (if any) then current on similar deposits or, with the consent of the Corporation, may be: (i) deposited in the deposit department of the Trustee or any other loan or trust company authorized to accept deposits under the laws of Canada or a province thereof; or
(ii) invested in securities issued or guaranteed by the

Government of Canada or a province thereof or in obligations maturing not more than sixty days from the date of investment, of any Canadian chartered bank or loan or trust company. Unless the Corporation shall be in default hereunder, all interest or other income received by the Trustee in respect of such deposits and investments shall belong to the Corporation.

9.5               Actions by Trustee to Protect Interest

                  The Trustee shall have power to institute and to maintain such actions and proceedings as it may consider necessary or expedient to preserve, protect or enforce its interests and the interests of the Warrantholders.

9.6               Trustee Not Required to Give Security

                  The Trustee shall not be required to give any bond or security in respect of the execution of the trusts and powers of this Indenture or otherwise in respect of the premises.

9.7               Protection of Trustee

                  By way of supplement to the provisions of any law for the time being relating to trustees it is expressly declared and agreed as follows:

(a) the Trustee shall not be liable for or by reason of any statements of fact or recitals in this Indenture or in the Warrant Certificates (except the representation contained in Section 9.9 or in the certificate of the Trustee on the Warrant Certificates) or be required to verify the same, but all such statements or recitals are and shall be deemed to be made by the Corporation;

(b) nothing herein contained shall impose any obligation on the Trustee to see to or to require evidence of the registration or filing (or renewal thereof) of this Indenture or any instrument ancillary or supplemental hereto;

(c) the Trustee shall not be bound to give notice to any person or persons of the execution hereof;

(d) the Trustee shall not incur any liability or responsibility whatever or be in any way responsible for the consequence of any breach on the part of the Corporation of any of the covenants herein contained or of any acts of any directors, officers, employees, agents or servants of the Corporation; and

(e) without limiting any protection or indemnity of the Trustee under any other provision hereof, or otherwise at law, the Corporation hereby agrees to indemnify and hold harmless the Trustee from and against any and all liabilities, losses, damages, penalties, claims, actions, suits, costs, expenses and disbursements, including legal or advisor fees and disbursements, of whatever kind and nature which may at any time be imposed on, incurred by or asserted against the Trustee in connection with the performance of its duties and obligations hereunder, other than such liabilities, losses, damages, penalties, claims, actions, suits, costs, expenses and disbursements arising by reason of the negligence or willful misconduct of the Trustee. This provision shall survive the resignation or removal of the Trustee or the termination of this Warrant Indenture.

9.8               Replacement of Trustee; Successor by Merger

(a) The Trustee may resign its trust and be discharged from all further duties and liabilities hereunder, subject to this Section 9.8, by giving to the Corporation not less than ninety (90) days' prior notice in writing or such shorter prior notice as the Corporation may accept as sufficient. The Warrantholders by extraordinary resolution shall have power at any time to remove the existing Trustee and to appoint a new Trustee. In the event of the Trustee resigning or being removed as aforesaid or being dissolved, becoming bankrupt, going into liquidation or otherwise becoming incapable of acting hereunder, the Corporation shall forthwith appoint a new trustee unless a new trustee has already been appointed by the Warrantholders; failing such appointment by the Corporation, the retiring Trustee or any Warrantholder may apply to a justice of the Court of Queen's Bench of the Province of Alberta on such notice as such justice may direct, for the appointment of a new trustee; but any new trustee so appointed by the Corporation or by the Court shall be subject to removal as aforesaid by the Warrantholders. Any new trustee appointed under any provision of this Section 9.8 shall be a Corporation authorized to carry on the business of a trust company in the Province of Alberta and, if required by the Applicable Legislation for any other provinces, in such other provinces. On any such appointment the new trustee shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named herein as Trustee hereunder.

(b) Upon the appointment of a successor trustee, the Corporation shall promptly notify the Warrantholders thereof in the manner provided for in Section 10.2 hereof.

(c) Any corporation into or with which the Trustee may be merged or consolidated or amalgamated, or any corporation resulting therefrom or any corporation succeeding to the trust business of the Trustee shall be the successor to the Trustee hereunder without any further act on its part or any of the parties hereto, provided that such corporation would be eligible for appointment as a successor trustee under subsection 9.8(a).

(d) Any Warrant Certificates certified but not delivered by a predecessor trustee may be certified by the successor trustee in the name of the predecessor or successor trustee.

9.9               Conflict of Interest

(a) The Trustee represents to the Corporation that at the time of execution and delivery hereof no material conflict of interest exists between its role as a trustee hereunder and its role in any other capacity and agrees that in the event of a material conflict of interest arising hereafter it will, within ninety (90) days after ascertaining that it has such material conflict of interest, either eliminate the same or assign its trust hereunder to a successor trustee approved by the Corporation and meeting the requirements set forth in subsection 9.8(a).

         Notwithstanding the foregoing provisions of this subsection 9.9(a), if any such material conflict of interest exists or hereafter shall exist, the validity and enforceability of this Indenture and the Warrant Certificate shall not be affected in any manner whatsoever by reason thereof.

(b) Subject to subsection 9.9(a), the Trustee, in its personal or any other capacity, may buy, lend upon and deal in securities of the Corporation and generally may contract and enter into financial transactions with the Corporation or any Subsidiary of the Corporation without being liable to account for any profit made thereby.

9.10              Acceptance of Trust

                  The Trustee hereby accepts the trusts in this Indenture declared and provided for and agrees to perform the same upon the terms and conditions herein set forth.

9.11              Trustee Not to be Appointed Receiver

                  The Trustee and any person related to the Trustee shall not be appointed a receiver, a receiver and manager or liquidator of all or any part of the assets or undertaking of the Corporation.


                                   ARTICLE 10
                                     GENERAL

10.1              Notice to the Corporation and the Trustee

(a) Unless herein otherwise expressly provided, any notice to be given hereunder to the Corporation or the Trustee shall be deemed to be validly given if delivered or if sent by registered letter, postage prepaid:

         If to the Corporation:

         HealthCare Capital Corp.
         c/o Suite 1800, 350 - 7 Avenue S.W.
         Calgary, Alberta  T2P 3N9
         Fax:     (403) 233-8979

         If to the Trustee:

         The R-M Trust Company
         600, 333 - 7th Avenue S.W.
         Calgary, Alberta  T2P 2Zl
         Fax:     (403) 264-2100

         and any such notice delivered in accordance with the foregoing shall be deemed to have been received on the date of delivery or, if mailed, on the fifth (5th) Business Day following the date of the postmark on such notice.

(b) The Corporation or the Trustee, as the case may be, may from time to time notify the other in the manner provided in subsection 10.1(a) of a change of address which, from the effective date of such notice and until changed by like notice, shall be the address of the Corporation or the Trustee, as the case may be, for all purposes of this Indenture.

(c) If, by reason of a strike, lockout or other work stoppage, actual or threatened, involving postal employees, any notice to be given to the Trustee or to the Corporation hereunder could reasonably be considered unlikely to reach its destination, such notice shall be valid and effective only if it is delivered to the named officer of the party to which it is addressed or, if it is delivered to such party at the appropriate address provided in subsection 10.1(a), by facsimile or other means of prepaid, transmitted and recorded communication.


10.2              Notice to Warrantholders

(a) Any notice to the Warrantholders under the provisions of this Indenture shall be valid and effective if sent by facsimile or letter or circular through the ordinary post addressed to such holders at their post office addresses appearing on the register hereinbefore mentioned and shall be deemed to have been effectively given on the date of delivery or, if mailed, five (5) Business Days following actual posting of the notice.

(b) If, by reason of a strike, lockout or other work stoppage, actual or threatened, involving postal employees, any notice to be given to the Warrantholders hereunder could reasonably be considered unlikely to reach its destination, such notice shall be valid and effective only if it is delivered personally to such Warrantholders or if delivered to the address for such Warrantholders contained in the register of Special Warrants maintained by the Trustee, by facsimile or other means of prepaid transmitted and recorded communication.

10.3              Ownership and Transfer of Special Warrants

                  The Corporation and the Trustee may deem and treat the registered owner of any Special Warrants as the absolute owner thereof for all purposes, and the Corporation and the Trustee shall not be affected by any notice or knowledge to the contrary except where the Corporation or the Trustee is required to take notice under any statute or by order of a court of competent jurisdiction. A Warrantholder shall be entitled to the rights evidenced by its Warrant Certificate free from all equities or rights of set off or counterclaim between the Corporation and the original or any intermediate holder of the Special Warrants and all persons may act accordingly and the receipt of any such Warrantholder for the Common Shares and Share Purchase Warrants which may be acquired pursuant thereto shall be a good discharge to the Corporation and the Trustee for the same and neither the Corporation nor the Trustee shall be bound to inquire into the title of any such holder except where the Corporation or the Trustee is required to take notice by statute or by order of a court of competent jurisdiction.


10.4              Evidence of Ownership

(a) Upon receipt of a certificate of any bank, trust company or other depository satisfactory to the Trustee stating that the Special Warrants specified therein have been deposited by a named person with such bank, trust company or other depository and will remain so deposited until the expiry of the period specified therein, the Corporation and the Trustee may treat the person so named as the owner, and such certificate as sufficient evidence of the ownership by such person of such Special Warrant during such period, for the purpose of any requisition, direction, consent, instrument or other document to be made, signed or given by the holder of the Special Warrant so deposited.

(b) The Corporation and the Trustee may accept as sufficient evidence of the fact and date of the signing of any requisition, direction, consent, instrument or other document by any person (i) the signature of any officer of any bank, trust company, or other depository satisfactory to the Trustee as witness of such execution, (ii) the certificate of any notary public or other officer authorized to take acknowledgements of deeds to be recorded at the place where such certificate is made that the person signing acknowledged to him the execution thereof, or (iii) a satisfactory declaration of a witness of such execution.


10.5              Counterparts

                  This Indenture may be executed in several  counterparts,  each of which when so executed shall be deemed to be an original and such counterparts together shall constitute one and the same instrument and notwithstanding their date of execution they shall be deemed to be dated as of the date hereof.

10.6              Satisfaction and Discharge of Indenture

                  Upon the earlier of:

(a) the date by which there shall have been delivered to the Trustee for exercise or destruction all Warrant Certificates theretofore certified hereunder; or

(b)      the Time of Expiry;

this Indenture shall cease to be of further effect and the Trustee, on demand of and at the cost and expense of the Corporation and upon delivery to the Trustee of a certificate of the Corporation stating that all conditions precedent to the satisfaction and discharge of this Indenture have been complied with, shall execute proper instruments acknowledging satisfaction of and discharging this Indenture. Notwithstanding the foregoing, the indemnities provided to the Trustee by the Corporation hereunder shall remain in full force and effect and survive the termination of this Indenture.

10.7 Provisions of Indenture and Special Warrants for the Sole Benefit of Parties and Warrantholders

                  Nothing in this Indenture or in the Warrant Certificates, expressed or implied, shall give or be construed to give to any person other than the parties hereto and the Warrantholders, as the case may be, any legal or equitable right, remedy or claim under this

Indenture, or under any covenant or provision herein or therein contained, all such covenants and provisions being for the sole benefit of the parties hereto and the Warrantholders.

10.8 Special Warrants Owned by the Corporation or its Subsidiaries - Certificate to be Provided

                  For the purpose of disregarding any Special Warrants owned legally or beneficially by the Corporation or any Subsidiary of the Corporation in Section 7.16, the Corporation shall provide to the Trustee, from time to time, a certificate of the Corporation setting forth as at the date of such certificate:

(a) the names (other than the name of the Corporation) of the registered holders of Special Warrants which, to the knowledge of the Corporation, are owned by or held for the account of the Corporation or any Subsidiary of the Corporation; and

(b) the number of Special Warrants owned legally or beneficially by the Corporation or any Subsidiary of the Corporation;

and the Trustee, in making the computations in Section 7.16, shall be entitled to rely on such certificate without any additional evidence.

                  IN WITNESS WHEREOF the parties hereto have executed this Indenture under their respective corporate seals and the hands of their proper officers in that behalf.


                                    HEALTHCARE CAPITAL CORP.

                                    Per:  /s/ Douglas F. Good


                                    THE R-M TRUST COMPANY

                                    Per:  /s/ Signature

                                    Per:  /s/ Signature

                  THIS IS SCHEDULE "A" to the Special Warrant Indenture made as of September 17, 1996 between HEALTHCARE CAPITAL CORP. and THE R-M TRUST COMPANY, as Trustee

                     (for use with Canadian Warrantholders)


THE SPECIAL WARRANTS REPRESENTED BY THIS CERTIFICATE WILL BE VOID AND OF NO VALUE UNLESS EXERCISED BY 4:30 P.M. (CALGARY TIME) ON THE EARLIER OF (i) FIVE
(5) DAYS AFTER THE DATE OF ISSUANCE OF A RECEIPT BY THE LAST OF THE SECURITIES COMMISSIONS IN EACH OF THE PROVINCES OF ALBERTA AND BRITISH COLUMBIA FOR A FINAL PROSPECTUS RELATING TO THE DISTRIBUTION OF COMMON SHARES AND SHARE PURCHASE WARRANTS UPON THE EXERCISE OF SPECIAL WARRANTS REPRESENTED BY THIS CERTIFICATE; AND (ii) SEPTEMBER 17, 1997.


                           SPECIAL WARRANT CERTIFICATE

                            HEALTHCARE CAPITAL CORP.
                    (Incorporated under the laws of Alberta)



SPECIAL WARRANT
CERTIFICATE NO.

                         SPECIAL WARRANTS entitling the holder to acquire, subject to adjustment, one (1) Common Share and one (1)
                         Share  Purchase   Warrant  for  each  Special   Warrant
                         represented hereby.



                  THIS IS TO CERTIFY THAT


(hereinafter referred to as the "holder") is entitled to acquire in the manner and subject to the restrictions and adjustments set forth herein, at any time and from time to time until 4:30 p.m. (Calgary time) (the "Time of Expiry") on the earlier of: (i) five (5) days after the date of issuance of a receipt by the securities commission in each of the provinces of Alberta and British Columbia (the "Filing Provinces") for a final prospectus relating to the distribution of Common Shares and Share Purchase Warrants upon the exercise of Special Warrants; and (ii) September 17, 1997 (the "Expiry Date"), one (1) fully paid and non-assessable Common Share ("Common

Share") without nominal or par value of HealthCare Capital Corp. (the "Corporation") as such shares were constituted on September 17, 1997 (the "Expiry Date"), one (1) Share Purchase Warrant, each Share Purchase Warrant entitling the holder to subscribe for one (1) additional Common Share at the subscription price of US$2.00 per Common Share until August 31, 1998 (the "Share Purchase Warrant"), for each Special Warrant represented hereby.

                  The right to acquire Common Shares and Share Purchase Warrants may only be exercised by the holder within the time set forth above by:

(a)      duly completing and executing the Exercise Form attached hereto; and

(b) surrendering this Special Warrant Certificate to The R-M Trust Company (the "Trustee") at the principal office of the Trustee in the City of Calgary.

                  These Special Warrants shall be deemed to be surrendered only upon personal delivery hereof or, if sent by mail or other means of transmission, upon actual receipt thereof by the Trustee at the office referred to above.

                  Upon surrender of these Special Warrants, the person or persons in whose name or names the Common Shares and Share Purchase Warrants issuable upon exercise of the Special Warrants are to be issued shall be deemed for all purposes (except as provided in the Indenture hereinafter referred to) to be the holder or holders of record of such Common Shares and Share Purchase Warrants and the Corporation covenants that it will (subject to the provisions of the Indenture) cause a certificate or certificates representing such Common Shares and Share Purchase Warrants to be delivered or mailed to the person or persons at the address or addresses specified in the Exercise Form within five
(5) Business Days.

                  The registered holder of these Special Warrants may acquire any lesser number of Common Shares and Share Purchase Warrants than the number of Common Shares and Share Purchase Warrants which may be acquired for the Special Warrants represented by this Special Warrant Certificate. In such event, the holder shall be entitled to receive a new Special Warrant Certificate for the balance of the Common Shares and Share Purchase Warrants which may be acquired. No fractional Common Shares or Share Purchase Warrants will be issued.

                  Any Special Warrants which are not exercised to acquire Common Shares and Share Purchase Warrants prior to the Expiry Time shall be deemed to be exercised to acquire Common Shares and Share Purchase Warrants, without any further action on the part of the holder at the Time of Expiry. The certificate representing the Common Shares and Share Purchase Warrants issued thereby may be obtained upon duly completing and executing the

Exercise Form attached hereto and surrendering this Special Warrant Certificate to the Trustee at the principal offices of the Trustee in Calgary, Alberta.

                  The Special Warrants represented by this certificate are issued under and pursuant to a Special Warrant Indenture (hereinafter referred to as the "Indenture") made as of September 17, 1996 between the Corporation and the Trustee. Reference is made to the Indenture and any instruments supplemental thereto for a full description of the rights of the holders of the Special Warrants and the terms and conditions upon which the Special Warrants are, or are to be, issued and held, with the same effect as if the provisions of the Indenture and all instruments supplemental thereto were herein set forth. By acceptance hereof, the holder assents to all provisions of the Indenture. Capitalized terms used in the Indenture have the same meaning herein as therein, unless otherwise defined.

                  In the event of any alteration of the Common Shares, including any subdivision, consolidation or reclassification, and in the event of any form of reorganization of the Corporation, including any amalgamation, merger or arrangement, the holders of Special Warrants shall, upon exercise of the Special Warrants following the occurrence of any of those events, be entitled to receive the same number and kind of securities that they would have been entitled to receive had they exercised their Special Warrants immediately prior to the occurrence of those events.

                  The registered holder of this Special Warrant Certificate may, at any time prior to the Expiry Date, upon surrender hereof to the Trustee at its principal office in the City of Calgary, exchange this Special Warrant Certificate for other Special Warrant Certificates entitling the holder to acquire, in the aggregate, the same number of Common Shares and Share Purchase Warrants as may be acquired under this Special Warrant Certificate.

                  The holding of the Special Warrants evidenced by this Special Warrant Certificate shall not constitute the holder hereof a shareholder of the Corporation or entitle the holder to any right or interest in respect thereof except as expressly provided in the Indenture and in this Special Warrant Certificate.

                  The Indenture provides that all holders of Special Warrants shall be bound by any resolution passed at a meeting of the holders held in accordance with the provisions of the Indenture and resolutions signed by the holders of Special Warrants entitled to acquire a specified majority of the Common Shares which may be acquired pursuant to all then outstanding Special Warrants.

                  The Special Warrants evidenced by this Special Warrant Certificate may be transferred on the register kept at the offices of the Trustee by the registered holder hereof or its legal representatives or its attorney duly appointed by an instrument in writing in form and execution satisfactory to the Trustee, only upon compliance with the conditions prescribed in the Indenture and upon compliance with such reasonable requirements as the Trustee may prescribe.

                  This Special Warrant Certificate shall not be valid for any purpose whatever unless and until it has been certified by or on behalf of the Trustee.

                  Time shall be of the essence hereof.

                  IN WITNESS WHEREOF the Corporation has caused this Special Warrant Certificate to be signed by its duly authorized officer as of September 17, 1996.


                                              HEALTHCARE CAPITAL CORP.


                                              Per:


Certified by:

The R-M TRUST COMPANY
Trustee


By:

                          TRANSFER OF SPECIAL WARRANTS


                  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers to , Special Warrants of HealthCare Capital Corp. registered in the name of the undersigned on the records of The R-M Trust Company, represented by the Special Warrant Certificate attached.

         DATED the                   day of                   , 199    .
---------




Signature Guaranteed                       (Signature of Special Warrantholder)


Instructions:

1. If the Transfer Form is signed by a trustee, executor, administrator, curator, guardian, attorney, officer of a corporation or any person acting in a fiduciary or representative capacity, the certificate must be accompanied by evidence of authority to sign satisfactory to the Trustee and the Corporation.

2. The signature on the Transfer Form must be guaranteed by an authorized officer of a chartered bank, trust company or an investment dealer who is a member of a recognized stock exchange.

3. The signature of the Special Warrantholder must be the signature of the person appearing on the face of this Special Warrant Certificate.

4. Special Warrants shall only be transferable in accordance with applicable laws. The transfer of Special Warrants to a purchaser not resident in a Filing Province may result in the Common Shares and Share Purchase Warrants obtained upon the exercise of the Special Warrants (whether after or before obtaining receipts for a final prospectus relating to the distribution of Common Shares and Share Purchase Warrants upon exercise of Special Warrants) not being freely tradeable in the jurisdiction of the purchaser.

                                  EXERCISE FORM

TO:               HealthCare Capital Corp.
AND TO:           The R-M Trust Company

                  The undersigned hereby exercises the right to acquire Common Shares and Share Purchase Warrants of HealthCare Capital Corp. as constituted on September 17, 1996 (or such number of other securities or property to which such Special Warrants entitle the undersigned in lieu thereof or in addition thereto under the provisions of the Indenture referred to in the accompanying Special Warrant Certificate) in accordance with and subject to the provisions of such Indenture.

                  The Common Shares and Share Purchase Warrants (or other securities or property) are to be issued as follows:

         Name:
                           (Print clearly)

         Social Insurance Number:

         Address in Full:



         Number of Common Shares and Share Purchase Warrants:



Note: If further nominees intended, please attach (and initial) schedule giving these particulars.

                  DATED this day of , 199__.



Signature Guaranteed                     (Signature of Special Warrantholder)


                                         Print Full Name


                                         Print Full Address

Instructions:

1. The registered holder may exercise its right to receive Common Shares and Share Purchase Warrants by completing this form and surrendering this form and the Special Warrant Certificate representing the Special Warrants being exercised to The R-M Trust Company at its principal office at Suite 600, 333 7th Avenue S. W., Calgary, Alberta T2P 2Zl. Certificates for Common Shares and Share Purchase Warrants will be delivered or mailed as soon as practicable after the exercise of the Special Warrants.

2. If the Exercise Form indicates that Common Shares and Share Purchase Warrants are to be issued to a person or persons other than the registered holder of the Certificate, the signature of such holder on the Exercise Form must be guaranteed by an authorized officer of a chartered bank, trust company or an investment dealer who is a member of a recognized stock exchange.

3. If the Exercise Form is signed by a trustee, executor, administrator, curator, guardian, attorney, officer of a corporation or any person acting in a fiduciary or representative capacity, the certificate must be accompanied by evidence of authority to sign satisfactory to the Trustee and the Corporation.

4. If the registered holder exercises its right to receive Common Shares and Share Purchase Warrants prior to a receipt being issued by the applicable securities commission the Common Shares and Share Purchase Warrants will be subject to a hold period and may be issued with a legend reflecting such hold period.

                  THIS IS SCHEDULE "B" to the Special Warrant Indenture made as of September 17, 1996 between HEALTHCARE CAPITAL CORP. and THE R-M TRUST COMPANY, as Trustee

                   (for use with United States Warrantholders)


THE SPECIAL WARRANTS REPRESENTED BY THIS CERTIFICATE WILL BE VOID AND OF NO VALUE UNLESS EXERCISED BY 4:30 P.M. (CALGARY TIME) ON THE EARLIER OF (i) FIVE
(5) DAYS AFTER THE DATE OF ISSUANCE OF A RECEIPT BY THE LAST OF THE SECURITIES COMMISSIONS IN EACH OF THE PROVINCES OF ALBERTA AND BRITISH COLUMBIA FOR A FINAL PROSPECTUS RELATING TO THE DISTRIBUTION OF COMMON SHARES AND SHARE PURCHASE WARRANTS UPON THE EXERCISE OF SPECIAL WARRANTS REPRESENTED BY THIS CERTIFICATE; AND (ii) SEPTEMBER 17, 1997.


                           SPECIAL WARRANT CERTIFICATE

                            HEALTHCARE CAPITAL CORP.
                    (Incorporated under the laws of Alberta)



SPECIAL WARRANT
CERTIFICATE NO.

                    SPECIAL WARRANTS entitling the holder to acquire, subject to adjustment, one (1) Common Share and one (1) Share Purchase Warrant for each Special Warrant represented hereby.


                  THIS IS TO CERTIFY THAT


(hereinafter referred to as the "holder") is entitled to acquire in the manner and subject to the restrictions and adjustments set forth herein, at 4:30 p.m. (Calgary time) (the "Time of Expiry") on the earlier of: (i) five (5) days after the date of issuance of a receipt by the securities commission in each of the provinces of Alberta and British Columbia (the "Filing Provinces") for a final prospectus relating to the distribution of Common Shares and Share Purchase Warrants upon the exercise of Special Warrants; and (ii) September 17, 1997 (the "Expiry Date"), one (1) fully paid and non-assessable Common Share ("Common Share") without nominal or par value of HealthCare Capital Corp. (the "Corporation") as such shares were constituted on September 17, 1996 plus one (1) Share Purchase Warrant, each Share Purchase Warrant entitling the holder to subscribe for one
(1) additional Common Share at the subscription price of US$2.00 per Common Share until August 31, 1998 (the "Share Purchase Warrant"), for each Special Warrant represented hereby.

                  The right to acquire Common Shares and Share Purchase Warrants may only be exercised by the holder within the time set forth above by:

(a)      duly completing and executing the Exercise Form attached hereto; and

(b) surrendering this Special Warrant Certificate to The R-M Trust Company (the "Trustee") at the principal office of the Trustee in the City of Calgary.

                  These Special Warrants shall be deemed to be surrendered only upon personal delivery hereof or, if sent by mail or other means of transmission, upon actual receipt thereof by the Trustee at the office referred to above.

                  Upon surrender of these Special Warrants, the person or persons in whose name or names the Common Shares and Share Purchase Warrants issuable upon exercise of the Special Warrants are to be issued shall be deemed for all purposes (except as provided in the Indenture hereinafter referred to) to be the holder or holders of record of such Common Shares and Share Purchase Warrants and the Corporation covenants that it will (subject to the provisions of the Indenture) cause a certificate or certificates representing such Common Shares and Share Purchase Warrants to be delivered or mailed to the person or persons at the address or addresses specified in the Exercise Form within five
(5) Business Days.

                  The registered holder of these Special Warrants may acquire any lesser number of Common Shares and Share Purchase Warrants than the number of Common Shares and Share Purchase Warrants which may be acquired for the Special Warrants represented by this Special Warrant Certificate. In such event, the holder shall be entitled to receive a new Special Warrant Certificate for the balance of the Common Shares and Share Purchase Warrants which may be acquired. No fractional Common Shares or Share Purchase Warrants will be issued.

                  Any Special Warrants which are not exercised to acquire Common Shares and Share Purchase Warrants prior to the Expiry Time shall be deemed to be exercised to acquire Common Shares and Share Purchase Warrants, without any further action on the part of the holder at the Time of Expiry. The certificate representing the Common Shares and Share Purchase Warrants issued thereby may be obtained upon duly completing and executing the

Exercise Form attached hereto and surrendering this Special Warrant Certificate to the Trustee at the principal offices of the Trustee in Calgary, Alberta.

                  The Special Warrants represented by this certificate are issued under and pursuant to a Special Warrant Indenture (hereinafter referred to as the "Indenture") made as of September 17, 1996 between the Corporation and the Trustee. Reference is made to the Indenture and any instruments supplemental thereto for a full description of the rights of the holders of the Special Warrants and the terms and conditions upon which the Special Warrants are, or are to be, issued and held, with the same effect as if the provisions of the Indenture and all instruments supplemental thereto were herein set forth. By acceptance hereof, the holder assents to all provisions of the Indenture. Capitalized terms used in the Indenture have the same meaning herein as therein, unless otherwise defined.

                  In the event of any alteration of the Common Shares, including any subdivision, consolidation or reclassification, and in the event of any form of reorganization of the Corporation, including any amalgamation, merger or arrangement, the holders of Special Warrants shall, upon exercise of the Special Warrants following the occurrence of any of those events, be entitled to receive the same number and kind of securities that they would have been entitled to receive had they exercised their Special Warrants immediately prior to the occurrence of those events.

                  The registered holder of this Special Warrant Certificate may, at any time prior to the Expiry Date, upon surrender hereof to the Trustee at its principal office in the City of Calgary, exchange this Special Warrant Certificate for other Special Warrant Certificates entitling the holder to acquire, in the aggregate, the same number of Common Shares and Share Purchase Warrants as may be acquired under this Special Warrant Certificate.

                  The holding of the Special Warrants evidenced by this Special Warrant Certificate shall not constitute the holder hereof a shareholder of the Corporation or entitle the holder to any right or interest in respect thereof except as expressly provided in the Indenture and in this Special Warrant Certificate.

                  The Indenture provides that all holders of Special Warrants shall be bound by any resolution passed at a meeting of the holders held in accordance with the provisions of the Indenture and resolutions signed by the holders of Special Warrants entitled to acquire a specified majority of the Common Shares which may be acquired pursuant to all then outstanding Special Warrants.

                  The Special Warrants evidenced by this Special Warrant Certificate may be transferred on the register kept at the offices of the Trustee by the registered holder hereof or its legal representatives or its attorney duly appointed by an instrument in writing in form and execution satisfactory to the Trustee, only upon compliance with the conditions prescribed in the Indenture and upon compliance with such reasonable requirements as the Trustee may prescribe.

                  This Special Warrant Certificate shall not be valid for any purpose whatever unless and until it has been certified by or on behalf of the Trustee.

                  Time shall be of the essence hereof.

                  IN WITNESS WHEREOF the Corporation has caused this Special Warrant Certificate to be signed by its duly authorized officer as of September o, 1996.


                                         HEALTHCARE CAPITAL CORP.


                                         Per:


Certified by:

The R-M TRUST COMPANY
Trustee


By:

                          TRANSFER OF SPECIAL WARRANTS


                  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers to , Special Warrants of HealthCare Capital Corp. registered in the name of the undersigned on the records of The R-M Trust Company, represented by the Special Warrant Certificate attached.

         DATED the                   day of                   , 199    .




Signature Guaranteed                       (Signature of Special Warrantholder)


Instructions:

1. If the Transfer Form is signed by a trustee, executor, administrator, curator, guardian, attorney, officer of a corporation or any person acting in a fiduciary or representative capacity, the certificate must be accompanied by evidence of authority to sign satisfactory to the Trustee and the Corporation.

2. The signature on the Transfer Form must be guaranteed by an authorized officer of a chartered bank, trust company or an investment dealer who is a member of a recognized stock exchange.

         3. The signature of the Special Warrantholder must be the signature of the person appearing on the face of this Special Warrant Certificate.

4. Special Warrants shall only be transferable in accordance with applicable laws. The transfer of Special Warrants to a purchaser not resident in a Filing Province may result in the Common Shares and Share Purchase Warrants obtained upon the exercise of the Special Warrants (whether after or before obtaining receipts for a final prospectus relating to the distribution of Common Shares and Share Purchase Warrants upon exercise of Special Warrants) not being freely tradeable in the jurisdiction of the purchaser.

                                  EXERCISE FORM

TO:               HealthCare Capital Corp.
AND TO:           The R-M Trust Company

                  The undersigned hereby exercises the right to acquire Common Shares and Share Purchase Warrants of HealthCare Capital Corp. as constituted on September 17, 1996 (or such number of other securities or property to which such Special Warrants entitle the undersigned in lieu thereof or in addition thereto under the provisions of the Indenture referred to in the accompanying Special Warrant Certificate) in accordance with and subject to the provisions of such Indenture.

                  The Common Shares and Share Purchase Warrants (or other securities or property) are to be issued as follows:

         Name:
                           (Print clearly)

         Social Insurance Number:

         Address in Full:



         Number of Common Shares and Share Purchase Warrants:



Note: If further nominees intended, please attach (and initial) schedule giving these particulars.

                  DATED this day of , 199__.



Signature Guaranteed                      (Signature of Special Warrantholder)


                                          Print Full Name


                                          Print Full Address

Instructions:

1. The registered holder may exercise its right to receive Common Shares and Share Purchase Warrants by completing this form and surrendering this form and the Special Warrant Certificate representing the Special Warrants being exercised to The R-M Trust Company at its principal office at Suite 600, 333 7th Avenue S. W., Calgary, Alberta T2P 2Zl. Certificates for Common Shares and Share Purchase Warrants will be delivered or mailed as soon as practicable after the exercise of the Special Warrants.

2. If the Exercise Form indicates that Common Shares and Share Purchase Warrants are to be issued to a person or persons other than the registered holder of the Certificate, the signature of such holder on the Exercise Form must be guaranteed by an authorized officer of a chartered bank, trust company or an investment dealer who is a member of a recognized stock exchange.

3. If the Exercise Form is signed by a trustee, executor, administrator, curator, guardian, attorney, officer of a corporation or any person acting in a fiduciary or representative capacity, the certificate must be accompanied by evidence of authority to sign satisfactory to the Trustee and the Corporation.

4. If the registered holder exercises its right to receive Common Shares and Share Purchase Warrants prior to a receipt being issued by the applicable securities commission the Common Shares and Share Purchase Warrants will be subject to a hold period and may be issued with a legend reflecting such hold period.